Exhibit 10.3
Execution Version

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.
WARRANT TO PURCHASE STOCK
Company:         Apyx Medical Corporation, a Delaware corporation
Number of Shares:     250,000 (Subject to adjustment as hereinafter provided)
Class of Stock:     Common Stock
Warrant Price:     $3.40 per Share (Subject to adjustment as hereinafter provided)
Issue Date:         February 17, 2023
Expiration Date:     The earlier to occur of the (i) expiration of this Warrant pursuant to Section 1.6 hereof or (ii) tenth (10th) anniversary of the Issue Date
Credit Facilities:    This Warrant is issued in connection with the Credit, Security and Guaranty Agreement, dated as of February 17, 2023, among the Company, the other Credit Parties (as defined therein) from time to time party thereto, MidCap Funding IV Trust, a Delaware statutory trust, as Agent, MidCap Financial Trust, a Delaware statutory trust, as Term Loan Servicer, and the lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
THIS WARRANT TO PURCHASE STOCK (this “Warrant”) CERTIFIES THAT, for good and valuable consideration, including without limitation the mutual promises contained in the Credit Agreement (defined above), MidCap Funding XXVII Trust, a Delaware statutory trust (together with any registered holder from time to time of this Warrant, "Holder") is entitled to purchase the number of fully paid and nonassessable shares of the common stock of the Company at the Warrant Price, all as set forth above or herein below and as adjusted pursuant to the terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. As used herein, “Share” or “Shares” shall refer to either (i) the shares of common stock issuable upon the exercise or conversion of this Warrant and any shares of common stock into which such shares may be converted or exchanged, or (ii) the authorized or issued and outstanding shares of common stock of the Company, in either case as the specific provisions of this Warrant or the context may require.
ARTICLE 1.EXERCISE.
1.1.Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the Company’s Chief Financial Officer at the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.
1.2.Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, Holder may at any time and from time to time after the Issue Date convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate Fair Market Value of the number of Shares issuable upon exercise of the portion of this Warrant which Holder elects to convert this Warrant minus the aggregate Warrant Price of such Shares by (b) the Fair Market Value of one Share, and by delivering a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the Company’s Chief Financial Officer at the principal office of the Company. The “Fair Market Value” of a Share shall be determined pursuant to Section 1.3.
1.3.Fair Market Value. If the Company’s common stock is traded on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”) and the Shares are common stock, the Fair Market Value of each Share shall be the closing price of a Share reported for the business day ending immediately before Holder delivers its Notice of Exercise to the Company. In the event of an exercise in connection with an Acquisition, the Fair Market Value of a Share shall be the value to be received per Share by all holders of such Shares in such transaction. In any other instance, the Fair Market Value of a Share shall be as the Board of Directors of the Company shall determine in its reasonable good faith judgment.
1.4.Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant pursuant to Section 1.1 or 1.2, respectively, and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall promptly deliver to Holder either (a) a certificate or certificates or (b) book-entry interests through the facilities of a depository representing the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant of like tenor representing the Shares not so acquired. This Warrant shall be deemed to have been exercised and such certificates deemed issued, and Holder shall become the holder of record of the Shares for all purposes, as of the date of Holder’s delivery of the exercise notice pursuant to Section 1.1 or 1.2 and payment of the Warrant Price, if applicable. If an exercise or conversion is to be made in connection with an Acquisition, such exercise may, at the election of Holder, be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
1.5.Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.
1.6.Treatment of Warrant Upon Acquisition of Company.
1.6.1“Acquisition”. For the purpose of this Warrant, “Acquisition” means (a) any sale, lease, exclusive license, or other disposition of all or substantially all of the assets

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of the Company, or (b) any reorganization, consolidation, share exchange, take-over, plan of arrangement or merger of or involving the Company with, by or into another person or entity, or sale of outstanding securities of the Company by the holders thereof, in each case where the holders of the Company’s securities immediately before the consummation of such transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the successor, acquiring or surviving person or entity after the transaction.
1.6.2Treatment of Warrant Upon Acquisition.
A)Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that (i) is not described in Section 1.6.1(a), (ii) in which the sole consideration is cash, and (iii) in connection with or as a result of which all holders of the Shares are receiving or have the right to receive solely cash in the same proportions in respect of all of their Shares, then either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise or convert the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may reasonably request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) business days prior to the closing of the proposed Acquisition.
B)Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is described in Section 1.6.1(a) and is an “arm’s length” transaction with a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such True Asset Sale, (b) permit this Warrant to continue (unless exercised in the interim) until the earlier of the Expiration Date or the dissolution and/or liquidation of the Company following the closing of any such True Asset Sale, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) business days prior to the closing of the proposed True Asset Sale.
C)Upon the written request of the Company, Holder agrees that, in the event of an Acquisition (i) in which the consideration is a combination of cash and equity securities of the acquirer listed for trading on a U.S. national securities exchange and which may be freely resold pursuant to a resale registration statement or under Rule 144 of the Act without any restriction or limitation (including without limitation volume and manner of sale restrictions), (ii) in connection with or as a result of which all holders of the Shares are receiving or have the right to receive solely cash and/or such securities in the same proportions in respect of all of their Shares, and (iii) on the record date for which the Fair Market Value of one Share (or other securities issuable upon exercise of this Warrant) is greater than the Warrant Price, Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise or convert the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may reasonably

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request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) business days prior to the closing of the proposed Acquisition.
D)Upon the closing of any Acquisition other than those particularly described in subsections (A), (B) and (C) above, the successor, surviving or acquiring entity shall assume in writing the obligations of this Warrant, including agreements to deliver to Holder in exchange for this Warrant a written instrument issued by the successor, surviving or acquiring entity pursuant to which this Warrant shall thereafter be exercisable for the kind, amount and value of securities, cash, and property as would have been payable for the Shares issuable upon exercise of the unexercised portion of this Warrant had such Shares been outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.
E)Conditional Exercise. Notwithstanding any other provision hereof, if an exercise or conversion of this Warrant is to be made in connection with an Acquisition, such exercise may at the election of Holder be conditioned upon the consummation of such transaction, in which case such exercise or conversion shall not be deemed to be effective until immediately prior to the consummation of such transaction.
As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly twenty percent (20%) or more of the voting securities of the Company, any person or entity that controls, is controlled by or is under common control with any such person or entity, and each of such person’s or entity’s officers, directors, members, managers, joint venturers or partners, as applicable (whether as a result of the ownership of voting securities, by contract or otherwise).
ARTICLE 2.ADJUSTMENTS TO THE SHARES.
2.1Stock Dividends, Subdivisions and Combinations. If the Company declares or pays a dividend on the Shares payable in common stock or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification, stock split, split-up or otherwise into a greater number of shares or takes any other action which increases the number of shares of any class or series of capital stock into which the Shares are convertible, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased.
2.2Reclassification, Exchange, Combination or Substitution. Upon any reclassification, exchange, combination, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of the underlying securities as to which purchase rights under this Warrant exist, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number, amount and kind of securities, money and property that Holder would have ultimately received upon the completion of such reclassification, exchange, combination, substitution, reorganization, merger, consolidation or

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other event if this Warrant had been exercised immediately before such reclassification, exchange, combination, substitution, reorganization, merger, consolidation or other event. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, combination, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the amended Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, reorganizations, mergers, consolidations or other events.
2.3[Reserved].
2.4No Impairment. Without the prior written consent of Holder, the Company shall not, by amendment of the Company’s Certificate of Incorporation (as amended, the “Certificate”) or its by-laws, or through any reorganization, recapitalization, share exchange, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in carrying out of all such terms and in taking all such action as may be necessary or appropriate to protect Holder’s rights against such avoidance or impairment.
2.5Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the Fair Market Value of a full Share.
2.6Certificate as to Adjustments. Upon each adjustment of the Warrant Price or the kind or number of securities issuable under this Warrant pursuant to this Article 2, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Executive Officer, Corporate Secretary or a senior financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price and the number and kind of securities issuable under this Warrant in effect upon the date thereof and the series of adjustments leading to such Warrant Price and such number and kind of securities.
ARTICLE 3.REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
3.1Representations and Warranties. The Company represents and warrants and covenants to Holder as follows:
(a)The Company has all requisite legal and corporate power and authority, and has taken all corporate action on the part of itself, its officers, directors and stockholders necessary, to execute, issue and deliver this Warrant, to issue the Shares issuable

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upon exercise or conversion of this Warrant and the securities issuable upon conversion of the Shares, and to carry out and perform its obligations under this Warrant, and this Warrant constitutes the legally binding and valid obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, or to principles of equity.
(b)This Warrant has been validly issued and is free of restrictions on transfer other than restrictions on transfer set forth herein and under applicable state and federal securities laws. All Shares which may be issued upon the exercise of the purchase or conversion right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance following due notice of exercise and payment of the applicable Warrant Price, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances (including preemptive or other similar rights) except for restrictions on transfer provided for herein or under applicable federal and state securities laws.
(c)The execution, delivery, and performance of this Warrant by the Company will not result in a violation of, be in conflict with, or constitute a default under, with or without the passage of time or giving of notice, any provision of the Company’s Certificate, the Company’s by-laws, any provision of any judgment, decree, or order to which the Company is a party, by which it is bound, or to which any of its material assets are subject, any contract, obligation, or commitment to which the Company is a party or by which it is bound, or any statute, rule, or governmental regulation applicable to the Company, or the creation of any lien, charge, or encumbrance upon any assets of the Company.
(d)Company has previously furnished or made available (including by way of filing with the Securities and Exchange Commission (“SEC”)) to Holder complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and (b) all other reports filed by Company under Section 13 or subsections (a) or (c) of Section 14 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) with the SEC since December 31, 2021 (such reports are collectively referred to herein as the “Company Reports”). The Company Reports constitute all of the documents required to be filed by Company under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC from December 31, 2021 through the date of this Warrant. The Company Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)The Company has provided Holder with a capitalization table of the Company, and such capitalization table is complete and accurate as of the date hereof and reflects all outstanding capital stock of the Company and all outstanding warrants, options, and other rights or agreements to purchase or otherwise acquire or issue any equity securities or convertible debt securities of the Company. The Company has reserved a sufficient number of Shares for issuance upon the exercise of this Warrant.
3.2Notice of Certain Events; Information. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property,

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stock, or other securities and whether or not a regular cash dividend; (b) to effect any reclassification or recapitalization of any of its stock; (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, (d) to approve or participate in any Acquisition, (e) to liquidate, dissolve or wind up, or (f) to take any action or to effect any transaction which requires the Company to provide notice to other holders of the Shares, then, in connection with each such event, the Company shall give Holder: (1) at least ten (10) days prior written notice of the date on which a record will be taken for such dividend or distribution (and specifying the date on which the holders of stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b), (c), (d), (e) or (f) above, at least ten (10) days prior written notice of the date when the same will take place (and, if applicable, specifying the date on which the holders of stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). The Company will also provide such information in its possession as is requested by Holder and as is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.
ARTICLE 4.REPRESENTATIONS AND WARRANTIES OF HOLDER. Holder represents and warrants to the Company as follows:
4.1Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act and Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. Holder also represents that Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.
4.2Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.
4.3Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.
4.4Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

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4.5The Act. Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.
ARTICLE 5.MISCELLANEOUS.
5.1Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date. The conditions under which the Warrant shall automatically convert on the Expiration Date are set forth in Section 5.8 below.
5.2Legends. For purposes of this Section 5.2, the term “Holder” shall be deemed to include any holder of the Shares issued upon the exercise or conversion of this Warrant.
(a)This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR UNLESS SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR UNLESS, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.
        (b)    Notwithstanding the foregoing, neither this Warrant nor any certificate or instrument evidencing this Warrant or the Shares shall bear, and the Company hereby agrees to remove, within ten (10) days of any written request (together with such evidence or documentation described in the following provisions) by Holder, pursuant to the following provisions of this Section 5.2(b), or not to affix, as applicable, any restrictive or other legend, notice or provision restricting the sale or transfer of this Warrant or the Shares, in each case provided that Holder has provided reasonable evidence to the Company (including any customary broker’s or transferring stockholder’s letters that: (A) a transfer of this Warrant or the Shares, as applicable, has been made pursuant to SEC Rule 144 (assuming the transferor is not an “affiliate” (as defined in SEC Rule 144) of the Company); (B) the Warrant or the Shares, as applicable, are then eligible for transfer pursuant to SEC Rule 144; (C) a transfer of this Warrant or the Shares has been made for no consideration to an affiliate of Holder or any assignee or purchaser of Holder's or its affiliate's rights under the Credit Agreement or any

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interest or participation therein or has otherwise been made to any affiliate of Holder who is an “accredited investor” as defined in Regulation D promulgated under the Act, and that is otherwise in compliance with all applicable securities laws; or (D) in connection with any other sale or transfer, provided that, with respect to this subsection (D), upon the request of the Company, such Holder provides the Company with an opinion of counsel to such Holder, in a reasonably acceptable form to the Company, to the effect that either such sale or transfer may be made without registration under the applicable requirements of the Act or that such a legend, notice or provision is not required by, and is not required in order to establish compliance with any provisions of, the Act. For all purposes of Section 1.4, the Company shall not be deemed to have delivered to Holder Shares unless and until the Company shall have fully complied with all of the terms and conditions of this Section 5.2(b) (if removal has been requested by Holder in compliance with this Section 5.2(b)).
5.3Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and, subject to Section 5.2(b), legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or any assignee or purchaser of Holder's or its affiliate's rights under the Credit Agreement or any interest or participation therein. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144. For purposes of this Section 5.3, the term “Holder” shall be deemed to include any holder of the Shares issued or issuable upon the exercise or conversion of this Warrant.
5.4Transfer Procedure. Subject to the provisions of Section 5.3 and upon and effective immediately as of providing Company with written notice substantially in the form attached as Appendix 2, Holder and any permitted transferee may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Holder or such transferee will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and, in the case of transfer to a transferee who is not an affiliate of the Holder, Holder or such transferee promptly thereafter surrenders this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).
5.5Notices. All notices, requests, documents and other communications (collectively, “Notices”) from the Company to Holder, or vice versa, shall be in writing and deemed validly delivered effective as of the earliest to occur of (a) when actually received, (b) when transmitted by facsimile or electronic mail (PDF), (c) the first business day after mailing by first-class registered or certified mail, postage prepaid, or after deposit with a reputable overnight courier with all charges paid, in each case other than actual receipt at such mailing, facsimile or electronic mail address as may have been furnished to the Company or Holder, as the case may be. As used in this Warrant, “business days” shall refer to all days other than any Saturday, Sunday or day on which the Company’s primary depository bank is closed. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

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MidCap Funding XXVII Trust,
            c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 300
Bethesda, MD 20814
        Attention: Portfolio Management- Aypx transaction
        Fax: (301) 941-1450
E-Mail: notices@midcapfinancial.com

With a copy to:

MidCap Funding XXVII Trust,
c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 300
Bethesda, MD 20814
        Attention: General Counsel
        Fax: (301) 941-1450
E-Mail: legalnotices@midcapfinancial.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:
Apyx Medical Corporation
5115 Ulmerton Road
Clearwater, FL 33760
Attention: Chief Financial Officer
E-Mail: Tara.Semb@apyxmedical.com

With a copy to:

Ruskin Moscou Faltischek, P.C.
1425 RXR Plaza
East Tower, 15th Floor
Uniondale, NY 11556-1425
        Attention: Adam P. Silvers, Esq.
        Fax: (516) 663-6623
E-Mail: asilvers@rmfpc.com

5.6Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
5.7Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute in a final non-appealable judgment shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.
5.8Automatic Conversion upon Expiration. Unless Holder notifies the Company in writing to the contrary prior to such automatic conversion, in the event that, upon the earliest to occur of the Expiration Date or any expiration, involuntary termination or

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cancellation of this Warrant, including with respect to Section 1.6.2, the Fair Market Value of one Share as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed as of immediately before such date to have been converted pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares issued upon such conversion to the Holder.
5.9Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.
5.10Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, in each case (except to the extent the General Corporation Law of the State of Delaware applies) without giving effect to its principles regarding conflicts of law (other than Section 5-1401 of the General Obligations Law).
5.11Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.
5.12Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision.

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“COMPANY” APYX MEDICAL CORPORATION

By:	/s/ Tara Semb
Name:	Tara Semb
Title:	Chief Financial Officer
MidCap / Apyx Medical / Warrant (MidCap)

“HOLDER” MIDCAP FUNDING XXVII TRUST By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Michael Levin
Name:	Michael Levin
Title:	Authorized Signatory

MidCap / Apyx Medical / Warrant

APPENDIX 1
NOTICE OF EXERCISE
1.Holder elects to purchase ___________ shares of the Common Stock of Apyx Medical Corporation pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.
[or]
1.Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for _____________________ of the Shares covered by the Warrant.
[Strike paragraph that does not apply.]
2.Please issue a certificate or certificates representing the shares in the name specified below:
___________________________________________
Holder’s Name
___________________________________________
___________________________________________
(Address)
3.By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.
HOLDER:
_________________________
By:__________________________
Name:________________________
Title:_________________________
(Date):_______________________

MidCap / Apyx Medical / Warrant

APPENDIX 2
ASSIGNMENT
For value received, MIDCAP FUNDING XXVII TRUST hereby sells, assigns and transfers unto
Name:

Address:

Tax ID:
that certain Warrant to Purchase Stock issued by Apyx Medical Corporation (the “Company”), on February 17, 2023 (the “Warrant”) together with all rights, title and interest therein.
MIDCAP FUNDING XXVII TRUST
By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:_________________________________
Name:______________________________
     (Print)
Title:_______________________________
Date:

MidCap / Apyx Medical / Warrant

By its execution below, and for the benefit of the Company, _______________ makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.
[NAME OF TRANSFEREE]
By:___________________________
Name:________________________
Title:    ________________________

MidCap / Apyx Medical / Warrant